Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material Pursuant under Sec.240.14a-12

Medicine Man Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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MEDICINE MAN TECHNOLOGIES, INC.

4880 Havana Street, Suite 201

Denver, Colorado 80239

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held December 9, 2020

To the Shareholders of Medicine Man Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Medicine Man Technologies, Inc., a Nevada corporation (the “Company”), will be held at 10 a.m. local time on December 9, 2020, or such later date or dates as such Annual Meeting date may be adjourned, at 4880 Havana Street, Suite 201, Denver CO 80239 for the purpose of considering and taking action on the following proposals:

1.	Elect as directors the nominees named in the proxy statement;
2.	To ratify the appointment of Crowe LLP as our independent public accountant for the fiscal year ending December 31, 2020;
3.	To approve an amendment to the Company’s 2017 Equity Incentive Plan, as amended (the “Plan”), to allow the Board to reduce the exercise price of options issued under the Plan following the date of issuance without stockholder approval (the “Plan Amendment”);
4.	To cast an advisory vote to approve executive compensation (“Say-on-Pay”); and
5.	To transact any other business properly brought before the meeting.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

The Board recommends that you vote as follows:

•	“FOR” for the election of the Board nominees as directors;
•	“FOR” ratification of the selection of Crowe LLP as our independent public accountant for the fiscal year ending December 31, 2020;
•	“FOR” approval of the Plan Amendment.
•	“FOR” the advisory Say-on-Pay vote.

You may vote if you were the record owner of the Company’s common stock at the close of business on October 12, 2020. The Board of Directors of the Company has fixed the close of business on October 12, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of September 30, 2020, there were 41,762,146   shares of common stock outstanding and entitled to vote at the Annual Meeting. A list of shareholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at the office of the Secretary of the Company at 4880 Havana Street, Suite 201, Denver, CO 80239.

All shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, or respond via Internet or telephone, as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

These proxy materials are also available via the Internet at www.proxyvote.com. You are encouraged to read the proxy materials carefully in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Dated: October 29, 2020	By Order of the Board of Directors of Medicine Man Technologies, Inc.

Sincerely, Justin Dye Justin Dye Chief Executive Officer and Chairman of the Board

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “General Information About the Annual Meeting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your shares, please contact our Corporate Secretary at Medicine Man Technologies, Inc., at 4880 Havana Street, Suite 201, Denver, CO 80239, telephone number (303) 371-0387.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2020 AT 9 A.M. PST – 10 AM MST.

The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2019 Annual Report are available at: www.proxyvote.com.

Table of Contents

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	7
INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE	9
EXECUTIVE OFFICERS	13
EXECUTIVE COMPENSATION	15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17
PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020	20
PROPOSAL NO. 3 – APPROVAL OF AMENDMENT TO COMPANY’S 2017 EQUITY COMPENSATION PLAN, AS AMENDED TO ALLOW THE BOARD TO REDUCE THE EXERCISE PRICE OF OPTIONS ISSUED UNDER THE PLAN FOLLOWING THE DATE OF ISSUANCE WITHOUT STOCKHOLDER APPROVAL	21
PROPOSAL NO. 4 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	23

i

MEDICINE MAN TECHNOLOGIES, INC.
4880 Havana Street, Suite 201
Denver, Colorado 80239

2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2020

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2020 Annual Meeting of Shareholders, contains information about the 2020 Annual Meeting of Shareholders of Medicine Man Technologies, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10:00 a.m. local time on December 9, 2020, at 4880 Havana Street, Suite 201, Denver CO 80239, or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call (303) 371-0387.

This proxy statement has been prepared by the management of Medicine Man Technologies, Inc.

These proxy materials also are available via the Internet at www.schwazze.com/proxy. You are encouraged to read the proxy materials carefully, and in their entirety, and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting, you are encouraged to submit your vote promptly. You have a choice of submitting your proxy by Internet, by telephone or by mail, and the proxy card provides instructions (and access number) for each option.

In this proxy statement, we refer to Medicine Man Technologies, Inc. as “Medicine Man,” the “Company,” “we,” “us” or “our.”

We are mailing this proxy statement on or about October 27, 2020.

Why Did You Send Me This Proxy Statement?

The Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting and any adjournments thereof. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 9, 2020: The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

The following documents are being made available to all shareholders entitled to notice of and to vote at the Annual Meeting:

1)	This proxy statement.
2)	The accompanying proxy.
3)	Our 2019 Annual Report.

The 2019 Annual Report includes our financial statements for the fiscal year ended December 31, 2019, but is not a part of this proxy statement. You can also find a copy of our 2019 Annual Report on Form 10-K, as amended by our Annual Reports on Form 10-K/A, on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov/edgar or through the “SEC Filings” section of our website at https://ir.medicinemantechnologies.com/sec-filings/all-sec-filings

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Who Can Vote?

Shareholders who owned common stock at the close of business on October 12, 2020 (the “Record Date”), are entitled to vote at the Annual Meeting. As of September 30, 2020, there were 41,762,146 shares of common stock outstanding and entitled to vote.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Globex Transfer, LLC, or you have stock certificates, you may vote:

•	By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	By Internet. At www.proxyvote.com.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

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How Does the Board Recommend That I Vote On the Proposals?

The Board recommends that you vote as follows:

•	“FOR” for the election of the Board nominees as directors;

•	“FOR” ratification of the selection of Crowe LLP as our independent public accountant for the fiscal year ending December 31, 2020;

•	“FOR” approval of the amendment to the Company’s 2017 Equity Incentive Plan, as amended (the “Plan”), to allow the Board to reduce the exercise price of options issued under the Plan following the date of issuance without stockholder approval; (the “Plan Amendment”); and

•	“FOR” the advisory vote on Say-on-Pay.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. As of the date of this proxy statement, we are not aware of any other matters that need to be acted on at the Annual Meeting, other than those discussed in this proxy statement

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above or under “Voting Instructions” on the proxy card for each account to ensure that all of your shares are voted.

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Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is quoted on the OTCQX) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), Proposal 3 (approval of Plan Amendment), and Proposal 4 (Say-on-Pay) are considered non-routine matters, and Proposal 2 (the ratification of our independent public accountant) are considered routine matters. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (the ratification of our independent public accountant) but does not have authority to vote your unvoted shares for Proposal 1 (election of directors), Proposal 3 (approval of the Plan Amendment), and Proposal 4 (Say-on-Pay). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors	The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of the Appointment of Crowe LLP as our Independent Public Accountant for the Fiscal Year Ending December 31, 2020	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Crowe LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2019, the Audit Committee of the Board may reconsider its appointment.

Proposal 3:

Approval of Amendment to Company’s 2017 Equity Incentive Plan, as Amended, to Allow the Board to Reduce the Exercise Price of Options Granted Under the Plan without Prior Stockholder Approval.

The affirmative vote of a majority of the votes cast for this proposal is required to approve the Amendment to the Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms will not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approval Vote to Approve Executive Compensation.	The affirmative vote of a majority of the shares entitled to vote at the meeting is required to approve the advisory vote on compensation of the Company’s executive management (“Say-on-Pay”).

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What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•	Shareholders whose shares are registered in their own name should contact our transfer agent, Globex Transfer, LLC, 780 Deltona Blvd., Suite 202, Deltona, FL 32725 telephone: (813) 344-4490.

•	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2020 Annual Meeting of Shareholders by submitting their proposals to the Company in a timely manner. These proposals must meet the shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by March 1, 2021 to our Corporate Secretary, 4880 Havana Street, Suite 201 Denver, CO 80239.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 30, 2020, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. The table lists applicable percentage ownership based on 41,762,146 shares of common stock outstanding as of September 30, 2020. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of October 1, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Except as otherwise noted below, the address for persons listed in the table is c/o Medicine Man Technologies, Inc., 4880 Havana Street, Suite 201, Denver, CO 80239.

Name of Beneficial Holder	Number of Shares of Beneficially Owned(A)	Percent of Outstanding Class
Officers & Directors
Justin Dye (1)	18,575,000	36.39%
Jeffrey Garwood	–	–
Leonardo Riera (2)	225,000	0.54%
Brian Ruden	–	–
Nancy Huber (2)	50,000	0.12%
Nirup Krishnamurthy (2)	150,000	0.36%
Dan Pabon	137,500	0.33%
All Officers and Directors as a Group (4 Persons)	24,022,599	44.6%
5% or greater holders:
Dye Capital Cann Holdings, LLC (1)	18,575,000	36.39%
Charles Haupt(3)	3,598,786	8.62%
Andrew Williams (4)	2,351,199	5.63%

(1)	Represents 9,287,500 shares and 9,287,500 shares underlying warrants held by Dye Capital Cann Holdings, LLC (“Dye Capital Cann I”). Mr. Dye has voting and investment control over such shares. Dye Capital Cann I’s address is 350 Camino Gardens Blvd, Suite 200, Boca Raton, FL 33432.
(2)	Represents shares underlying options that have vested.
(3)	Includes 3,542,786 shares held in the name of Haupt Stock Investments LLC, over which Mr. Haupt has voting and investment control. The adress of Mr. Haupt and Haupt Stock Investments LLC is 27652 Schoolhouse Rd., Golden, CO 80403.
(4)	Includes 1,379,500 shares held in the name of the Andrew Johns Williams Revocable Trust DTD 5/28/2015, over which Mr. Williams has voting and investment control, and 350,000 shares underlying options that have vested. The address for Mr. Williams and the trust is 3175 Blue Mountain Drive, Broomfield, CO 80023.

* Less than 1%

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

On October 21, 2019, our Board of Directors approved an amendment to our bylaws which provides that each director shall serve for a term ending on the date of the second annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class A shall serve for an initial term expiring at the Company’s first annual meeting of stockholders following the effectiveness of the amendment and each director initially appointed to Class B shall serve for an initial term expiring at the Company’s second annual meeting of stockholders following the effectiveness of the amendment.

The size of the Board of Directors will remain as previously set at 5 directors, 1 of whom are nominated as Class A directors, and 1 of whom are nominated as Class B directors.

At this annual meeting, Jeff Garwood is nominated to serve as a Class A director to serve for an initial term expiring at the Company’s 2021 annual meeting and thereafter shall serve for two year terms. Brian Ruden is nominated to serve as a Class B directors to serve for a two-year term expiring at the Company’s 2022 annual meeting. Our directors Justin Dye and Leonardo Riera were elected as Class B directors at the Company’s 2019 annual meeting, and their terms will expire at the Company’s 2021 annual meeting.

Each director serves until his or her successor is elected and qualified, or until his or her resignation or removal. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected. Therefore, the two directors receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. Information with respect to the two nominees proposed for election is set forth below.

The Board of Directors recommends a vote FOR the director nominees. The persons named in the accompanying proxy card will vote for the election of the nominees named in this proxy statement unless shareholders specify otherwise in their proxies.  If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board of Directors, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named below unavailable for election.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the expiration of his respective term, as set forth above, and until a successor is named and qualified, or until his or her earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the two persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Set forth below are the names, ages, and biographical information of the nominees for directors of the Company.

Name	Age	Class
Jeff Garwood	58	A
Brian Ruden	45	B

Jeff Garwood has served as a director since September 9, 2020. Mr. Garwood is the founder and since 2010 has been managing member of Liberation Capital, LLC (“Liberation Capital”) a private equity fund that is focused on providing modular, repeatable waste to value project finance. He is also the co-owner of, and since 2010 has actively managed, Zysense LLC, an entity providing high precision measurement instruments for research, where. Prior to founding Liberation Capital, Garwood, held a variety of leadership positions with General Electric Company (“GE”) including President and CEO of GE Water and Process Technologies, President and CEO of GE Fanuc, and President of Garrett Aviation. Prior to joining Garret Aviation, Mr. Garwood worked for numerous years at the strategic consulting firm, McKinsey and Company. Garwood received a B.S. of Chemical Engineering from North Carolina State University and an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Garwood is a recognized visionary business leader bringing 30 years of extensive experience across finance and operations, and we believe his significant experience and qualifications across multiple industries qualify him to serve as a member of the Board.

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Brian Ruden has served as a director since December 10, 2019. Mr. Ruden is the owner of several Colorado Retail Marijuana Store Licenses around the state of Colorado doing business as Starbuds. Starbuds is one of the most recognized and successful retail cannabis operations in Colorado. Since 2010, he has owned and operated marijuana licenses in Colorado, Washington DC, and Hawaii. In 2014, Mr. Ruden founded Starbuds Consulting, a consulting company which provides strategic advice to start-up marijuana operations. Before entering the marijuana industry, Mr. Ruden was a tax attorney in Colorado. In 2005, Mr. Ruden received his law degree from the University of Denver, Sturm College of Law. He received his bachelor of science from the University of Massachusetts. Mr. Ruden’s extensive business experience qualifies him to serve on our Board of Directors.

Family Relationships

There are no family relationships among the officers and directors.

Involvement in Certain Legal Proceedings

During the past 10 years, none of our directors, director nominees or executive officers has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
•	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The top 2 nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS

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INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Independence of Directors

Our Board is currently comprised of four members and one vacancy. Our Board has affirmatively determined that 2 directors, Mr. Garwood and Mr. Riera and are each “independent” within the meaning of the Nasdaq Marketplace Rules.

Board Leadership Structure

The Board has no set policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Currently, Mr. Dye serves as Chairman and Chief Executive Officer. Our Board of Directors does not have a lead independent director. Our Board of Directors has determined that its leadership structure is appropriate and effective for us at this time, given our stage of development.

Director Attendance at Board, Committee, and Other Meetings

The Board held 10 meetings in 2019 and took action by written consent on 2 occasions. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2019, each nominee for director, who was appointed in 2019 and currently serves as a director attended more than 75% of the aggregate number of meetings of the Board and all Committees on which they served.

Board Role in Risk Oversight

Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our company are consistent with the Board’s appetite for risk. While the Board oversees our company, our company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

Committees of the Board

The Board has established various Committees of the Board to assist it with the performance of its responsibilities. These Committees and their members are listed below. The Board designates the members of these Committees and the Committee Chairs annually at its organizational meeting following the Annual Meeting of Stockholders, based on the recommendation of the Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these Committees, copies of which are available in print to any stockholder upon written request to Medicine Man Technologies, Inc., 4880 Havana Street, Suite 201, Denver, Colorado 80239, Attention: Corporate Secretary. The Chair of each Committee develops the agenda for that Committee and determines the frequency and length of Committee meetings.

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Audit Committee

Our Board has established an Audit Committee, which is composed of Mr. Riera (chair), Mr. Dye, and Mr. Dickman. The Board has determined that Mr. Dickman is an audit committee financial expert. The Audit Committee met 4 times during 2019. The Audit Committee’s primary duties are to:

•	review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;
•	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;
•	oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;
•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;
•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;
•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings; and
•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

Our Audit Committee charter also mandates that our Audit Committee approve all audit and permissible non-audit services conducted by our independent registered public accounting firm. The Audit Committee was established in 2016.

Nominating and Corporate Governance Committee

Our Board has also established a Nominating and Governance Committee, or the Governance Committee. The Governance Committee consists of Mr. Dye (Chairman), Mr. Riera, and Mr. Williams. The Governance Committee met 4 times during 2019. The Governance Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;
•	review the size and composition of our Board and its Committees;
•	oversee the evaluation of the Board;
•	recommend actions to increase the Board’s effectiveness; and
•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Nominating and Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee was established in 2016.

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Compensation Committee

Our Board has established a Compensation Committee. The Compensation Committee consists of Mr. Dye, Mr. Riera, and Mr. Williams. The Chairman is Mr. Dye. The Compensation Committee met 4 times during 2019. The Compensation Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;
•	determine and approve executive officer compensation, including base salary and incentive awards;
•	make recommendations to the Board regarding compensation plans;
•	administer our stock plan; and
•	prepare a report on executive compensation for inclusion in our proxy statement for our annual stockholder meetings.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the full Board of Directors with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, although it may delegate its authority to a subcommittee.

The Compensation Committee was established in 2016.

Audit Committee Report

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (PCAOB), including Auditing Standard 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and our company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2019 be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

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The Audit Committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2020 for ratification by shareholders at the Company’s annual meeting.

The Audit Committee currently consists of Mr. Riera, Mr. Dye, and Mr. Ruden.

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Governance Committee. The Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Governance Committee will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our Chief Executive Officer and Chief Financial Officer. Our Code of Business Conduct and Ethics is available on our website at https://www.medicinemantechnologies.com/. We have always conducted our business in accordance with the highest standards of conduct. Full compliance with the letter and spirit of the laws applicable to our businesses is fundamental to us. Equally important are equitable conduct and fairness in our business operations and in our dealings with others. Our Code of Business Conduct and Ethics reflects the foregoing principles. The Company will provide a copy of our Code of Business Conduct and Ethics to any person without charge upon request to: Medicine man Technologies, Inc., 4880 Havana Street, Suite 201, Denver Colorado, 80239 Attention: Corporate Secretary.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website at www.medicinemantechnologies.com in the near future.

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Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Justin Dye, Chairman of the Board of Directors

Medicine Man Technologies, Inc.

4880 Havana Street

Suite 201

Denver, Colorado 80239

Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to:

Mr. Leonardo Riera, Chairperson of the Audit Committee

Medicine Man Technologies, Inc.

4880 Havana Street

Suite 201

Denver, Colorado 80239

Any communications may be made on an anonymous or confidential basis, but should contain sufficiently specific information to permit the Audit Committee or Board to pursue the matter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during our fiscal year ended December 31, 2019, there were 0 untimely filings of a Form 3, 4 and/or 5 by the Company’s Section 16(a) filers as follows:

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Position(s) held
Justin Dye	48	Chief Executive Officer and Executive Chairman
Nancy Huber	62	Chief Financial Officer
Nirup Krishnamurthy	58	Chief Operating Officer
Daniel Pabon	43	General Counsel and Chief Government Affairs Officer

Justin Dye was named Chief Executive Officer and Executive Chairman of the Company on December 5, 2019 and has served as a director and Chairman since June 2019. Mr. Dye has 25 years of experience in private equity, general management, operations, strategy, corporate finance, and M&A. Prior to founding Dye Capital & Company in 2018, he served as an integral part of the private equity consortium that acquired Albertsons Companies (“Albertsons”) and led its expansion through over $40 billion in acquisitions, divestitures, real estate and financing transactions. During his 11-year tenure as Chief Strategy Officer, Chief Operating Officer, and Chief Administration Officer, Albertsons grew sales from approximately $10 billion to over $60 billion with over 2,300 stores and 285,000 employees. Prior to Albertsons, Justin held roles at Cerberus Capital Management, General Electric and Arthur Andersen. Justin serves as lead director for New Seasons Market and is a member of the DePauw University Board of Trustees. Mr. Dye’s financial and executive experience qualifies him to serve on our Board of Directors.

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Nirup Krishnamurthy was named Chief Operating Officer of the Company on September 9, 2020. He had previously been appointed as the Company’s Chief Information Officer Since June 5, 2019, Mr. Krishnamurthy has acted as the Company’s Chief Information and Integration Officer; Mr. Krishnamurthy provided such services as a consultant until March 1, 2020, at which time he began formal employment with the Company. Mr. Krishnamurthy has over 25 years of experience in innovation, technology, restructuring, and M&A for Fortune 500 companies. Since May 2018, Mr. Krishnamurthy has been a partner with Dye Capital & Co. (“Dye”), a private equity firm investing in growth companies in disruptive industries. In addition to his work with Dye, Mr. Krishnamurthy has acted as managing director of EBIT+ LLC (“EBIT+”), a management consulting firm he founded in January 2016; EBIT+ works with executive management to improve revenues and margins while reducing operating costs. From September 2011 through December 2015, Mr. Krishnamurthy was EVP and Chief Strategy Officer & Chief Information Officer with The Great Atlantic and Pacific Tea Company (“A&P”), where he was responsible for the information services, digital commerce, supply chain & logistics, strategic sourcing and retail space planning functions for A&P. Mr. Krishnamurthy has also held senior management positions with companies including Northern Trust Corporation and United Airlines, Inc. He obtained a Ph.D. in Industrial Engineering Operations Research and a M.S. in Industrial Engineering Operations/Production Management from the State University of New York, and a B.S. in Mechanical Engineering from Anna University in Chennai, India.

Nancy Huber was named Chief Financial Officer of the Company on December 5, 2019. She was hired in August 2019 as Senior Vice President of Finance for the Company. Ms. Huber has over 30 years of experience in accounting and finance. Most recently she spent 12 years as the Chief Financial Officer for Forward Foods, LLC, a privately held consumer-packaged goods company, which sold products to grocery, mass, military, convenience store, club and natural channels, both directly and indirectly. Ms. Huber also has leadership experience in gold and diatomaceous earth mining. She worked as the Chief Financial Officer for Western Multiplex Corporation, taking the company public on the NASDAQ exchange and was a founder and Chief Financial Officer of AccelGraphics Inc. also listed on the NASDAQ. Ms. Huber has an MBA from Kellogg School of Management, Northwestern University and a Bachelor of Science in Chemical Engineering from Purdue University.

Daniel Pabon was named General Counsel, Chief Government Affairs Officer and Corporate Secretary in August 2019. Prior to joining the Company, Mr. Pabon served as Vice President of Sewald Hanfling Public Affairs. Prior to that, he was in private law practice. In addition, he served eight years in the State of Colorado Legislature as a State Representative. He held numerous leadership positions including Deputy Whip, Assistant Majority Leader, Speaker Pro Tempore, and Chair of the Finance Committee. During his tenure, he assisted with the design and development of Colorado’s Cannabis legal and regulatory model. Mr. Pabon has had extensive experience in compliance, law department management, litigation, cannabis regulation and governance and government affairs issues. He has consulted with and advised State and Local governments as well as private businesses all over the world on how to implement cannabis regulations, both medical and recreational. Mr. Pabon is a member of the circle of advisors for the National Vote at Home Institute. He is also a member of the City of Denver Marijuana Licensing Working Group (MLWG). He is a volunteer with the Covid-19 Eviction Defense Project. He has served as an adjunct professor of business law at the Community College of Denver. He also served on the Obama-Biden Presidential Transition Team. Mr. Pabon received a Bachelor of Science degree in Mechanical Engineering from the University of Colorado at Boulder and his juris doctor from the University of Colorado School of Law. Mr. Pabon is also a graduate of the Harvard Kennedy School for Executive Education.

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EXECUTIVE COMPENSATION

Summary Compensation Table

Name and principal position		Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Justin Dye,	(1)	2019	$8,077	$–	$–	$–	$–	$–	$120,000	$128,077
Chief Executive Officer		2018	$0	$–	$–	$–	$–	$–	$–	$–

Andrew Williams,	(2)	2019	$302,265	$100,000	$–	$–	$–	$–	$6,000	$408,265
Former Chief Executive Officer		2018	$25,000	$–	$–	$–	$–	$–	$–	$25,000

Paul Dickman,	(3)	2019	$33,573	$100,000	$660,000	$–	$–	$–	$109,300	$902,873
Former Chief Financial Officer		2018	$–	$–	$–	$–	$–	$–	$–	$–

Joe Puglise,	(4)	2019	$300,000	$100,000	$–	$2,277,303	$–	$–	$–	$2,677,303
Former Chief Operating Officer		2018	$25,000	$–	$–	$325,329	$–	$–	$–	$350,329

(1)	Mr. Dye was named Chief Executive Officer and Executive Chairman on December 5, 2019. Prior to his appointment, Mr. Dye served as the Company’s Chairman. The amounts listed under All Other Compensation represent fees for Mr. Dye’s Board service.
(2)	Mr. Williams resigned as Chief Executive Officer on December 5, 2019.
(3)	Mr. Dickman served as interim Chief Financial Officer from April 26, 2019 to December 5, 2019. The amounts listed under All Other Compensation represent fees for Mr. Dickman’s Board service.
(4)	Mr. Puglise was removed as Chief Operating Officer on December 5, 2019.

Outstanding Equity Awards at Fiscal-Year End

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2019 for each of our named executive officers.

Outstanding Equity Awards
	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Justin Dye	–	2,000,000	2.88	12/05/2029	–	$–
Paul Dickman	–	–	–	–	500,000	$1,340,000
Joe Puglise	2,000,000	–	1.49	12/03/2021	–	$–

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Director Compensation

In June 2019, the Board of Directors of the Company approved board compensation to its directors as follows:

•	Non-employee directors will receive a monthly cash retainer of $6,000

•	Non-employee directors will receive a monthly cash retainer of $2,000 for service on each committee of the Board

•	The Chairman of the Board will receive an additional monthly cash retainer of $8,000

The following table represents compensation paid in 2019 to our non-executive directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Leonardo Riera (1)	$72,000	$–	$–	$–	$–	$63,692	$135,692
Brian Ruden	$12,000	$–	$–	$–	$–	$9,500	$21,500
James Toreson (2)	$30,000	$95,000	$–	$–	$–	$95,000	$220,000
Charles Haupt (3)	$30,000	$–	$–	$–	$–	$–	$30,000

(1)	Mr. Riera became a director in June 2019.
(2)	Mr. Toreson resigned as a director in March 2019.
(3)	Mr. Haupt resigned as a director in June 2019.

Equity Compensation Plan Information

The following table sets forth information about our equity compensation plans as of December 31, 2019.

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise prices of outstanding options, warrants and rights	Number of securities remaining available for future issuance under the equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)
Equity compensation plans approved by security holders	7,068,000	$2.85	11,432,000

Equity compensation plans not approved by security holders	–	$–	–
Total	–		–

The Medicine Man Technologies, Inc. 2017 Equity Incentive Plan, as Amended (the “Plan”), is intended to promote the best interests of the Company and its stockholders by assisting the Company in the recruitment and retention of persons with ability and initiative and providing an incentive to such persons to contribute to the growth of the Company’s business. The Company reserved an aggregate of 18,500,000 shares of the Company’s common stock underlying awards available under the plan such awards being common stock awards, restricted stock awards, appreciation rights, deferred shares, performance shares, incentive stock options, nonqualified stock options, or restricted stock awards, as applicable. Eligible persons under the Plan include employees, directors and consultants of the Company or any affiliate of the Company. Unless earlier terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan was adopted by the Board of the Company or (ii) the date the Plan is approved by the stockholders of the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2019, the Company had sales from Super Farm LLC (“Super Farm”) totaling $578,655 and sales from De Best Inc. (“De Best”) totaling $191,915. Joshua Haupt, the Company’s former chief revenue officer, owns 20% of both De Best and Super Farm. The Company gives a larger discount on nutrient sales to related parties than non-related parties. During the year ended December 31, 2019, the Company had sales discounts associated with Super Farm totaling $291,823 and sales discounts associated with De Best totaling $95,957. As of December 31, 2019, the Company had an accounts receivable balance from Super Farm totaling $33,127 and an accounts receivable balance from De Best totaling $2,180.

During the year ended December 31, 2019, the Company recorded sales from FutureVision 2020, LLC and Futurevision Ltd., Inc. dba Medicine Man (collectively, “Medicine Man Denver”) totaling $402,839 and sales discounts totaling $143,473. Andrew Williams, our former chief executive officer and director, owns 38% of Medicine Man Denver. As of December 31, 2019, the Company had an accounts receivable balance with Medicine Man Denver totaling $34,748. Lastly, the Company incurred expenses from Medicine Man Denver totaling $125,897 during the year ended December 31, 2019 for contract labor and other related administrative costs.

During the year ended December 31, 2019, the Company recorded sales from MedPharm Holdings LLC (“MedPharm Holdings”) totaling $64,378 and sales discounts totaling $7,498. Andrew Williams, our former chief executive officer and director, owns 29% of MedPharm Holdings. As of December 31, 2019, the Company had an accounts receivable balance with MedPharm Holdings totaling $2,604. Also, during the year ended December 31, 2019, the Company issued various notes receivable to MedPharm Holdings totaling $767,695 with original maturity dates ranging from September 21, 2019 through January 19, 2020 and all bearing interest at 8% per annum. Certain notes extended to 2020 by mutual agreement between the Company and noteholder.

Mr. Dye and Mr. Riera were appointed directors of the Company pursuant to, and upon the initial closing on June 5, 2019 of the securities purchase agreement between the Company and Dye Capital Cann Holdings, LLC, pursuant to which the Company agreed to sell to Dye Capital, and Dye Capital agreed to purchase from the Company, up to 7,000,000 shares of common stock at $2.00 per share and warrants to purchase 100% of the number of shares of common stock sold. At the initial closing on June 5, 2019, the Company sold to Dye Capital 1,500,000 shares and 1,500,000 warrants for gross proceeds of $3,000,000, and has consummated subsequent closings for an aggregate of 9,287,500 shares of common stock and warrants to purchase 9,287,500 shares of common stock for aggregate gross proceeds of $18,575,000 to the Company.

Robert DeGabrielle, the Company’s former Chief Operating Officer, was appointed a director of the Company in connection with the binding term sheet (the “Farm Boy Term Sheet”) dated May 24, 2019 (the “Farm Boy Execution Date”) among the Company, Farm Boy, LLC (“Farm Boy”) and Baseball 18, LLC (“Baseball”), setting forth the terms of the acquisition by the Company of 100% of the capital stock and assets of Farm Boy and Baseball respectively (the “Farm Boy Acquisition”). Mr. DeGabrielle owns 100% of Farm Boy, LLC and Baseball 18, LLC.

During the year ended December 31, 2019, the Company recorded sales from Farm Boy totaling $321,307. As of December 31, 2019, the Company had an accounts receivable balance with Farm Boy totaling $330,911.

During the year ended December 31, 2019, the Company recorded sales from Baseball 18, LLC (“Baseball”) totaling $165,617. As of December 31, 2019, the Company had an accounts receivable balance with Baseball totaling $169,960.

The Farm Boy Term Sheet was terminated by the Company on July 1, 2020.

On May 24, 2019 (the “Los Suenos Execution Date”), the Company entered into a binding term sheet (the “Los Suenos Term Sheet”) with Los Suenos, LLC (“Los Suenos”) and Emerald Fields Grow, LLC (“Emerald”), each a Colorado limited liability company, setting forth the terms of the acquisition by the Company of 100% of the capital stock and assets of Los Suenos and Emerald respectively (the “Los Suenos Acquisition”). Mr DeGabrielle has a management contract with Los Suenos, LLC and Emerald Fields Grown, LLC, but has no ownership interests in either entity.

The Los Suenos Term Sheet was terminated by the Company on July 1, 2020.

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On August 28, 2019, the Company, entered into a binding term sheet (the “Starbuds Term Sheet”) with Starbuds Pueblo LLC, Starbuds Louisville LLC, Starbuds Niwot LLC, Starbuds Longmont LLC and Starbuds Commerce City, LLC (collectively, the “Starbuds Entities” and together with the Purchaser and the Company the “Starbuds Parties”) pursuant to which the Company will purchase the membership interests of the (“Starbuds Acquisition”). Brian Ruden, one of the Company’s directors, owns the Starbuds Entities.

In furtherance of the Starbuds Acquisition, on June 5, 2020, the Company and SBUD, LLC, a Colorado limited liability company and wholly-owned subsidiary of the Company (the “Purchaser”) entered into thirteen separate purchase agreements (each individually the “CHC Agreement” the “Citi Agreement” the “Lucky Agreement” the “Kew Agreement” the “Aurora Agreement” the “Arapahoe Agreement” the “Alameda Agreement” the “44th Agreement” the “Pueblo Agreement” the “Louisville Agreement” the “Niwot Agreement” the “Longmont Agreement” and the “Commerce City Agreement,” and collectively the “Starbuds Purchase Agreements”) together with each of Colorado Health Consultants, LLC, CitiMed, LLC, Lucky Ticket LLC, Kew LLC, SB Aurora LLC, SB Arapahoe LLC, SB Alameda LLC, SB 44th LLC, Starbuds Pueblo LLC, Starbuds Louisville LLC, Starbuds Niwot LLC, Starbuds Longmont LLC, and Starbuds Commerce City LLC (any one a “Starbuds Company” and collectively the “Starbuds Group”) whereby the Purchaser agreed to purchase substantially all of the assets of the Starbuds Group from each individual Starbuds Company pursuant to the Starbuds Purchase Agreements (the “Purchase”), which Starbuds Purchase Agreements were entered into in lieu of the transactions proposed in the Starbuds Term Sheet.

The aggregate purchase price for the assets of the Starbuds Group is approximately $118 million, subject to adjustment upon the closing of the Purchase based on, among other things, the target inventory as opposed to actual inventory and target working capital as opposed to net working capital of each member of the Starbuds Group, and shall be payable to the Starbuds Group and the members a mix of cash and shares of the Company’s common stock, par value $0.001 per share (the “Purchase Price”). The Purchaser will not assume any liabilities of the Starbuds Group other than accounts payable by Starbuds Group, liabilities in respect of any contractual arrangements assigned to the Purchaser by the Starbuds Group, and liabilities in connection with administrative fees associated with obtaining necessary governmental approvals or waivers of such approvals. The Purchaser has also agreed to pay certain transfer taxes in connection with the Purchase.

On September 15, 2020, the Starbuds Parties into an Omnibus Amendment to Asset Purchase Agreements, (the “Starbuds Amendments”) amending the terms of the Starbuds Purchase Agreements.

The Starbuds Amendments provide that the schedule of payment to be made by the Purchaser to the members of the Starbuds Group pursuant to the “Deferred Cash Payment,” as such term is originally defined in the Starbuds Purchase Agreements, shall instead be made on or prior to the thirty-month anniversary of the closing date (the “Closing Date”) of the transactions contemplated in the Starbuds Purchase Agreements, as amended. The Starbuds Amendments further provide that, in addition to the Deferred Cash Payment, the Purchaser shall pay interest on the Deferred Cash Payment to the members of the Starbuds Group in accordance with their pro-rata percentage ownership of the Starbuds Entities as follows: (i) from the Closing Date to the 12-month anniversary of the Closing Date, a 4% interest rate payment shall be due on a quarterly basis, such that on each of the three, six, nine, and twelve-month anniversaries of the Closing Date, Purchaser will pay an amount equal to 1% of the aggregate outstanding Deferred Cash Payment; (ii) from the 12-month anniversary of the Closing Date to the 24-month anniversary of the Closing Date, a 6% interest rate payment shall be due on a quarterly basis, such that on each of the fifteen, eighteen, twenty-one, and twenty-four-month anniversaries of the Closing Date, Purchaser will pay an amount equal to 1.5% of the aggregate outstanding Deferred Cash Payment; and (iii) from the 24-month anniversary of the Closing Date through the 30-month anniversary of the Closing Date, a 8% interest rate payment shall be due on a quarterly-basis, such that on each of the twenty-four month and thirty-month anniversaries of the Closing Date, Purchaser will pay an amount equal to 2% of the aggregate outstanding Deferred Cash Payment, following an lump sum payment equal to 4% of the aggregate outstanding Deferred Cash Payment. The Starbuds Amendments further provides that the Security Agreement to be entered into by and among the Company, the Purchaser, and the Starbuds Group and in form attached as Exhibit A to the Starbuds Purchase Agreements (the “Security Agreement”), shall be amended to subordinate the rights of the secured parties under the Security Agreement to the rights of certain potential investors or lenders, provided that the amount of funding provided by such investors or lenders shall not exceed $40,000,000 (the “Financing”). The Starbuds Amendments further provides that, in lieu of an issuance of shares of the Company’s common stock, par value $0.001 per share to the Sellers as contemplated in the Starbuds Purchase Agreements, the Company shall instead issue a number of shares of the Company’s Series A Preferred Stock, at a purchase price of $1,000 per share, on same terms that such shares of Series A Preferred Stock are issued to any investors or lenders in connection with the Financing.

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Procedures for Approval of Related Party Transactions

Related party transactions are subject to the advance review and approval of the Audit Committee and/or the full Board of Directors, with advice from outside counsel. In its review, the Audit Committee and/or Board is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

Independence Standards for Directors

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions.

Our Board is currently comprised of five members, one seat is open at this time. Our Board has affirmatively determined that three directors, Mr. Garwood, Mr. Ruden, and Mr. Riera are each independent within the meaning of the Nasdaq Marketplace Rules. The board currently has three members on the audit committee, two are independent, Mr. Garwood and Mr. Riera which meets the qualification of the OTC marketplace rules.

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PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

The Board of Directors has appointed Crowe LLP, as our independent registered public accounting firm for the year ending December 31, 2020. A representative of Crowe LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Crowe LLP to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

The following table sets forth the aggregate fees billed by our independent registered accounting firm for the fiscal years ended December 31, 2019 and December 31, 2018. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the table below.

	2019	2018
Audit fees	$115,000	$85,000
Audit-related fees	–	–
Tax fees	2,500	2,5000
All other fees	–	$–
Total Fees	$117,500	$87,500

Audit fees. Consist of fees billed for professional services rendered for the audit of the consolidated financial statements and review of the quarterly interim consolidated financial statements. These fees also include the review of registration statements and the delivery of consents in connection with registration statements.

Tax fees. Consists of fees paid to BFB related to the filings of Federal and State returns during the years ended December 31, 2019 and 2018.

All other fees. Consists of fees related to letters to underwriters in connection with certain registration statements for the years ended December 31, 2019 and 2019.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and audit-related services provided by BFB in 2019 and 2019 consistent with the Audit Committee’s responsibility for engaging our independent auditors. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with BFB maintaining its independence.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANT

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PROPOSAL NO. 3 – APPROVAL OF AMENDMENT TO COMPANY’S 2017 EQUITY COMPENSATION PLAN, AS AMENDED TO ALLOW THE BOARD TO REDUCE THE EXERCISE PRICE OF OPTIONS ISSUED UNDER THE PLAN FOLLOWING THE DATE OF ISSUANCE WITHOUT STOCKHOLDER APPROVAL

Background Information

In 2017, the Company adopted the 2017 Equity Compensation Plan, with the consent the stockholders of the Company. The 2017 Equity Compensation Plan (the “Plan”) authorizes the Board (or the committee of Board members that administers the Plan (the “Committee”)) to grant stock options to purchase shares of the Company’s common stock along with restricted and unrestricted stock grants to employees, non-employee directors and consultants, subject to the terms and conditions set forth in the Plan. Among other provisions in the Plan, Section 6(L) prohibits the Committee from either (i) amending an outstanding stock options to reduce the option exercise price or (ii) canceling an outstanding stock option at a time when the option exercise price exceeds the then current market price of the Company’s common stock in exchange for another option grant (a “Repricing”), without obtaining prior stockholder approval.

In addition, the last sentence of Section 3(C)(vii) of the Plan prohibits the Board from exercising the authority it has to amend or modify the terms of any awards previously granted under the Plan to waive the prohibition against Repricings without stockholder approval.

Over the past three years, the Company has granted options to purchase more than 7,000,000 shares of the Company’s common stock to numerous employees, consultants and non-employee directors with an exercise price that is substantially higher than the current market value of our common stock. The weighted average exercise price for these options is $2.85 per share. Due to the reduction in our stock price relative to the exercise price of these outstanding options, the options have ceased to provide material retention or incentive value. The Plan’s prohibition against Repricings has also limited the ability of the Board or the Committee to appropriately incentivize our workforce without granting substantial new additional equity awards which would use up a substantial portion of the shares reserved for issuance under the Plan, while leaving the existing options outstanding.

The Amendment

Section 3(C)(vii) of the Plan currently provides:

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

...

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.

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Section 6(L) of the Plan current provides:

L.       No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

If the Amendment is approved by the stockholders of the Company, the last sentence of Section 3(C)(vii) and all of Section 6(L) will be removed from the Plan. This will allow the Board or Committee to reduce the exercise price of outstanding options that have an exercise price that exceeds the then current market value or to cancel outstanding options in exchange for new awards without having to obtain stockholder consent.

Other Information

Subject to the right of the Committee to amend or terminate the Plan, it will remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after June 2, 2027.

The Committee may, at any time, amend, suspend or terminate the Plan, and the Committee may amend any award agreement; provided that no amendment may, in the absence of written consent to the change by the affected participant, materially alter or impair any rights or obligations under an award already granted under the Plan.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the Amendment. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

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PROPOSAL NO. 4 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (“SAY-ON-PAY”

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company provides its shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. The Company recommends that you vote for the approval of the compensation of our named executive officers as described in this Proxy Statement. Accordingly, you may vote on the following resolution at the Meeting:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders.

A discussion of the compensation of our executive officers, compensation methods, and the rationale for such compensation, can be found beginning on page20 of this proxy statement. We encourage you to carefully review these disclosures and to indicate your support for our named executive officer compensation program. The Company’s compensation philosophy is to align executive pay with Company performance. We believe that this alignment motivates our executives to achieve our key financial and strategic goals, creating long-term shareholder value.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Board or the Compensation Committee. Because we value our shareholders’ views, however, the Compensation Committee and the Board will consider the results of this advisory vote when formulating future executive compensation policy. Your advisory vote serves as an additional tool to guide the Compensation Committee and the Board in continuing to align the Company’s executive compensation program with the interests of the Company and its shareholders and is consistent with our commitment to high standards of corporate governance.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the meeting is required to approve the advisory Say-on-Pay proposal. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

WE RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS AS PRESENTED IN THIS PROXY STATEMENT.

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OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

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